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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 25049

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                            SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2001

                         Barrett Resources Corporation

            (Exact name of registrant as specified in its charter)

           Delaware                                                            84-832476
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(State or other jurisdiction        (Commission file number)         (IRS Employer Identification
of incorporation)                                                    Number)

1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado                        80220
-----------------------------------------------------------                       --------
(Address of principal executive offices)                                          Zip Code
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Registrant's telephone number, including area code:  (303) 572-3900

                                Not applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 7, 2001, Barrett Resources Corporation ("Barrett"), a Delaware corporation, The Williams Companies, Inc., a Delaware corporation ("Parent"), and Resources Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), entered into the Agreement and Plan of Merger dated as of May 7, 2001 (the "Merger Agreement") pursuant to which Sub has agreed to commence a tender offer (the "Offer") for 16,730,502 outstanding shares of Barrett common stock, par value $0.01 (the "Barrett Common Stock"), at a price per share of $73.00, net to the seller in cash ("Offer Price"). The
Merger Agreement provides that subsequent to the successful consummation of the Offer, Barrett will merge with Sub (the "Merger") pursuant to which each outstanding share of Barrett Common Stock (other than any shares held directly or indirectly by Parent, Sub or the Company, which shares will be cancelled) will be converted into the right to receive 1.767 duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $1.00, of Parent (the "Parent Common Stock"). Barrett issued a press release announcing the execution of the Merger Agreement on May 7, 2001, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

         The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended. However, if an opinion of counsel to that effect cannot be rendered, the Merger may be structured as a taxable transaction.

         Consummation of the Offer is subject to various conditions, including:
(i) the tender, without withdrawal prior to the expiration of the Offer, of 16,730,502 shares of Company Common Stock, (ii) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and
(iii) satisfaction of certain other conditions.

         Consummation of the Merger is subject to various conditions, including:
(i) approval and adoption of the Merger Agreement and the Merger by the stockholders of Barrett; (ii) Sub's acceptance for payment and payment for shares of the Barrett Common Stock pursuant to the Offer; (iii) registration of the shares of Parent Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); and (iv) satisfaction of certain other conditions.

         The Merger Agreement and the transactions contemplated thereby will be submitted for adoption and approval at a meeting of the stockholders of Barrett.
Prior to such meeting, Parent will file a registration statement with the Securities and Exchange Commission registering under the Securities Act the Parent Common Stock to be issued in the Merger. Such shares of Parent Common
Stock will be offered to Barrett stockholders pursuant to a prospectus that will be included with the proxy statement for Barrett's stockholders' meeting.

         The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of such agreement, a copy of which is filed as
Exhibit 10.1 hereto and which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  -- (b) Not applicable.

         (c)     Exhibits.

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         10.1  Agreement and Plan of Merger, dated as of May 7, 2001, between
Barrett Resources Corporation, The Williams Companies, Inc. and Resources
Acquisition Corp.

         99.1  Text of press release dated May 7, 2001, issued by Barrett
Resources Corporation.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

                                   BARRETT RESOURCES CORPORATION

Date:  May 7, 2001                 By: /s/ Eugene A. Lang, Jr.
                                       --------------------------------------
                                       Executive Vice President, General
                                       Counsel and Secretary

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                                 EXHIBIT INDEX

          10.1  Agreement and Plan of Merger, dated as of May 7, 2001, between
Barrett Resources Corporation, The Williams Companies, Inc. and Resources
Acquisition Corp.

          99.1  Text of press release dated May 7, 2001, issued by Barrett
Resources Corporation.

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